CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the use of our reports dated:

                  REPORT DATE:                FINANCIAL STATEMENTS OF:
                  ----------------------------------------------------

                  October 30, 1998            Planet Entertainment Corporation
                  October 19, 1998            Northeast One Stop, Inc.

and to the reference made to our firm under the caption "Experts" included in or made part of this Amendment #3 Form SB-2.



                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 AND CONSULTANTS


DENVER, COLORADO
April __, 1999